WSFS Bank Center 500 Delaware Avenue, Wilmington, Delaware 19801 EXHIBIT 99.1 FOR IMMEDIATE RELEASE Investor Relations Contact: Dominic C. Canuso (302) 571 -6833 February 27 , 2019 dcanuso@wsfsbank.com Media Contact: Jimmy A. Hernandez (302) 571 -5254 jhernandez@wsfsbank.com WSFS Financial Corporation Receives All Required Approvals to Acquire Beneficial Bancorp, Inc. Acquisition expected to close March 1, 2019. WILMINGTON, Del. – WSFS Financial Corporation (Nasdaq: WSFS) (“WSFS”), the parent company of WSFS Bank, has received all required approvals to acquire Beneficial Bancorp, Inc. (Nasdaq: BNCL) (“Beneficial”), and to merge its primary subsidiary, Beneficial Bank, into WSFS Bank. Today, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) approved WSFS’ acquisition of Beneficial, which is the final required regulatory approval for the proposed combination. With overwhelming approvals from WSFS and Beneficial shareholders, and regulatory approvals from the Federal Reserve and WSFS Bank’s primarily regulator, the Office of the Comptroller of the Currency, WSFS expects to close the transaction on Friday, March 1, 2019. “We are pleased to have received all required approvals and we’re looking forward to officially finalizing our combination in the coming days,” said WSFS President and Chief Executive Officer Rodger Levenson. “We are excited to bring our mission of We Stand For Service to additional communities in the Greater Delaware Valley, including the City of Philadelphia, throughout Southeastern Pennsylvania and in communities in southern New Jersey.” Following the closing of the mergers, both banks will continue to operate as separate brands under one legal entity (WSFS) until August 2019, when the projected systems conversion and rebranding are expected to occur under the WSFS Bank name. About WSFS Financial Corporation WSFS Financial Corporation is a multi-billion dollar financial services company. Its primary subsidiary, WSFS Bank, is the oldest and largest locally-managed bank and trust company headquartered in Delaware and the Delaware Valley. As of December 31, 2018, WSFS Financial Corporation had $7.2 billion in assets on its balance sheet and $19.0 billion in assets under management and administration. WSFS operates from 76 offices located in Delaware (45), Pennsylvania (29), Virginia (1) and Nevada (1) and provides comprehensive financial services including commercial banking, retail banking, cash management and trust and wealth management. Other subsidiaries or divisions include Christiana Trust, WSFS Wealth Investments, Cypress Capital Management, LLC, West Capital Management, Powdermill Financial Solutions, Cash Connect®, WSFS Mortgage and Arrow Land Transfer. Serving the Delaware Valley since 1832, WSFS Bank is one of the ten oldest banks in the United States continuously operating under the same name. For more information, please visit wsfsbank.com.

WSFS Bank Center 500 Delaware Avenue, Wilmington, Delaware 19801 Forward-Looking Statements This press release contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Forward- looking statements include, without limitation, statements relating to the impact WSFS expects its proposed acquisition of Beneficial to have on the combined entity’s operations, financial condition, and financial results, and WSFS’s expectations about its ability to successfully integrate the combined businesses and the amount of cost savings and overall operational efficiencies WSFS expects to realize as a result of the proposed acquisition. The forward-looking statements also include predications or expectations of future business or financial performance as well as goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (many of which are beyond the control of WSFS and Beneficial) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to, the possibility that the proposed acquisition does not close when expected or at all because conditions to closing are not received or satisfied on a timely basis or at all, the failure to close for any other reason, changes in WSFS’s share price before closing, that the businesses of WSFS and Beneficial will not be integrated successfully, that the cost savings and any synergies from the proposed acquisition may not be fully realized or may take longer to realize than expected, disruption from the proposed acquisition making it more difficult to maintain relationships with employees, customers or other parties with whom WSFS or Beneficial have business relationships, diversion of management time on merger-related issues, risks relating to the potential dilutive effect of shares of WSFS common stock to be issued in the transaction, the reaction to the transaction of the companies’ customers, employees and counterparties and other factors, many of which are beyond the control of WSFS and Beneficial. We refer you to the “Risk Factors” section of the joint proxy statement/prospectus and to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of WSFS’s Annual Report on Form 10-K for the year ended December 31, 2017, the Annual Report on Form 10-K filed by Beneficial for the year ended December 31, 2017 and any updates to those risk factors set forth in WSFS’s and Beneficial’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by WSFS and Beneficial with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on WSFS, Beneficial or their respective businesses or operations. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Neither WSFS nor Beneficial undertakes any obligation, and specifically declines any obligation, to revise or update any forward- looking statements, whether as a result of new information, future developments or otherwise. ###